UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2024

INVESCO DB MULTI-SECTOR COMMODITY TRUST
(Registrant)
INVESCO DB ENERGY FUND; INVESCO DB OIL FUND; INVESCO DB PRECIOUS METALS FUND; INVESCO DB BASE METALS FUND; INVESCO DB AGRICULTURE FUND
(Co-Registrants)
(Exact name of registrant as specified in its charter)

Delaware	001-33229; 001-33240; 001-33242; 001-33244; 001-33236; and 001-33238	87-0778060 (Invesco DB Energy Fund) 87-0778062 (Invesco DB Oil Fund) 87-0778065 (Invesco DB Precious Metals Fund) 87-0778075 (Invesco DB Base Metals Fund) 87-0778078 (Invesco DB Agriculture Fund)
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification Nos.)

c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, Illinois	60515
(Address of principal executive offices)	(Zip Code)
(800)
983-0903
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units of Beneficial Interest	DBE	NYSE Arca, Inc.
Common Units of Beneficial Interest	DBO	NYSE Arca, Inc.
Common Units of Beneficial Interest	DBP	NYSE Arca, Inc.
Common Units of Beneficial Interest	DBB	NYSE Arca, Inc.
Common Units of Beneficial Interest	DBA	NYSE Arca, Inc.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 29, 2024, Mr. John Zerr announced that he will be retiring from his positions with Invesco Ltd. and its affiliates, effective January 1, 2025. Invesco Ltd. is the ultimate parent company of Invesco Capital Management LLC (the “Managing Owner”), the managing owner of Invesco DB Multi-Sector Commodity Trust and each of its underlying series, Invesco DB Energy Fund, Invesco DB Oil Fund, Invesco DB Precious Metals Fund, Invesco DB Base Metals Fund and Invesco DB Agriculture Fund. In connection with his pending retirement, Mr. Zerr expressed his interest in relinquishing his role on the board of managers (the “Board”) of the Managing Owner as soon as practicable.
On July 30, 2024, Invesco Group Services Inc., the sole member of the Managing Owner, appointed Ms. Melanie Ringold to replace Mr. John Zerr as a member of the Board, effective July 31, 2024.
Melanie Ringold
 (48) has been a Member of the Board of Managers of the Managing Owner since July 2024. Ms. Ringold has also served as Head of Legal for the Americas at Invesco Ltd., a global investment management company and affiliate of the Managing Owner, since January 2023. In this role, she is responsible for overseeing legal support for all of Invesco’s Americas business. Prior to her current position, Ms. Ringold served as Assistant General Counsel from March 2011 until January 2023, where she was responsible for overseeing legal support for the investments organization and co-chairing
the firm’s US Regulatory Change Committee. Ms. Ringold earned a JD from the University of Houston Law Center and a BA degree in political science from the University of Michigan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Invesco DB Multi-Sector Commodity Trust

By:	Invesco Capital Management LLC, its Managing Owner

	By:	/s/ Adam Henkel
		Name:	Adam Henkel
		Date:	August 2, 2024
		Title:	Secretary
Invesco DB Energy Fund, a series of Invesco DB Multi-Sector Commodity Trust

By:	Invesco Capital Management LLC, its Managing Owner

	By:	/s/ Adam Henkel
		Name:	Adam Henkel
		Date:	August 2, 2024
		Title:	Secretary
Invesco DB Oil Fund, a series of Invesco DB Multi-Sector Commodity Trust

By:	Invesco Capital Management LLC, its Managing Owner

	By:	/s/ Adam Henkel
		Name:	Adam Henkel
		Date:	August 2, 2024
		Title:	Secretary
Invesco DB Precious Metals Fund, a series of Invesco DB Multi-Sector Commodity Trust

By:	Invesco Capital Management LLC, its Managing Owner

	By:	/s/ Adam Henkel
		Name:	Adam Henkel
		Date:	August 2, 2024
		Title:	Secretary

Invesco DB Base Metals Fund, a series of Invesco DB Multi-Sector Commodity Trust

By:	Invesco Capital Management LLC, its Managing Owner

	By:	/s/ Adam Henkel
		Name:	Adam Henkel
		Date:	August 2, 2024
		Title:	Secretary
Invesco DB Agriculture Fund, a series of Invesco DB Multi-Sector Commodity Trust

By:	Invesco Capital Management LLC, its Managing Owner

	By:	/s/ Adam Henkel
		Name:	Adam Henkel
		Date:	August 2, 2024
		Title:	Secretary